EXHIBIT 10.24P

SECOND AMENDMENT TO AFFILIATE ADDENDUM

(CORPORATE NATIONAL SALES DIVISION)

A. CSG Systems, Inc., successor in interest to ComTec Incorporated (“CSG”) and Time Warner Cable Inc. (“TWC”) entered into that certain Processing and Production Services Agreement, dated as of June 18, 2003, Document #2294504 (as amended from time to time, the “Agreement”).

B. Pursuant to the Agreement, CSG and Time Warner Entertainment – Advance/Newhouse Partnership d/b/a Time Warner Cable through its Corporate National Sales Division (“Affiliate”) entered into an Affiliate Addendum as of November 16, 2009, as amended (CSG Document #2300841) (the “Corporate National Sales Division Addendum”).

C. CSG and Affiliate desire to amend the Corporate National Sales Division Addendum as set forth in this Second Amendment (the “Amendment”). Upon execution of this Amendment, any subsequent references to the Corporate National Sales Division Addendum between the parties shall mean the Corporate National Sales Division Addendum as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Corporate National Sales Division Addendum shall continue in full force and effect according to their terms.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, CSG and Affiliate mutually agree as follows as of the date of last signature below (the “Amendment Effective Date”):

1. Term. The Term set forth in Section 3 of the Corporate National Sales Division Addendum is hereby modified to continue until December 31, 2013.

2. Conflict with Agreement. To the extent that the terms and conditions of this Amendment are in conflict with the Corporate National Sales Division Addendum or the Agreement, the terms of this Amendment shall control.

3. Counterparts. This Second Amendment to the Corporate National Sales Division Addendum may be executed in more than one counterpart, each of which shall be deemed to be an original and all of which together shall be deemed a single document.

IN WITNESS WHEREOF, CSG and Affiliate cause this Second Amendment to be executed effective as of the Amendment Effective Date.

TIME WARNER ENTERTAINMENT— ADVANCE/NEWHOUSE PARTNERSHIP D/B/A TIME WARNER CABLE THROUGH ITS CORPORATE NATIONAL SALES DIVISION (“AFFILIATE”)	CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Paul Lang	By:	/s/ Joseph T. Ruble

Name: Paul Lang		Name: Joseph T. Ruble

Title: Senior Vice President, Bus. Svcs.		Title: EVP, CAO & General Counsel

Date: December 17, 2012		Date: 20 Dec 2012